August 2023 / © 2023 Remitly Inc. 1 Investor Presentation Second Quarter 2023 Earnings August 2, 2023

August 2023 / © 2023 Remitly Inc. 2 Disclosures Forward-Looking Statements This presentation contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking statements. These statements include, but are not limited to, statements regarding our future operating results and financial position, including our fiscal year 2023 financial outlook, including forecasted fiscal year 2023 revenue and Adjusted EBITDA, anticipated future expenses and investments, expectations relating to certain of our key financial and operating metrics, our business strategy and plans, market growth, our market position and potential market opportunities, and our objectives for future operations. The words “believe,” “may,” “will,” “estimate,” “potential,” “continue,” “anticipate,” “intend,” “expect,” “could,” “would,” “project,” “plan,” “target,” and similar expressions are intended to identify forward-looking statements. Forward-looking statements are based on management’s expectations, assumptions, and projections based on information available at the time the statements were made. These forward-looking statements are subject to a number of risks, uncertainties, and assumptions, including, without limitation, risks and uncertainties related to: our ability to successfully execute our business and growth strategy, our ability to achieve and maintain future profitability, our ability to further penetrate our existing customer base and expand our customer base in existing and new corridors, our ability to expand into broader financial services, our ability to expand internationally, the effects of seasonal trends on our results of operations, the current inflationary environment, our expectations concerning relationships with third parties, including strategic, banking and disbursement partners, our ability to obtain, maintain, protect, and enhance our intellectual property and other proprietary rights, our ability to keep data and our technology platform secure, the success of any acquisitions or investments that we make, our ability to compete effectively, our ability to stay in compliance with applicable laws and regulations, our ability to buy foreign currency at generally advantageous rates, and the effects of changes to immigration laws, macroeconomic conditions and geopolitical forces on our customers and business operations. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we may make. In light of these risks, uncertainties, and assumptions, our actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. Further information on risks that could cause actual results to differ materially from forecasted results are included in our quarterly report on Form 10-Q for the quarter ended June 30, 2023 to be filed with the SEC and in our annual report on Form 10-K for the year ended December 31, 2022 filed with the SEC, which are or will be available on our website at https://ir.remitly.com and on the SEC’s website at www.sec.gov. The forward-looking statements in this presentation speak only as of the date of this presentation and except as required by law, we assume no obligation to update these forward-looking statements, or to update the reasons if actual results differ materially from those anticipated in the forward-looking statements. The guidance in this presentation is only effective as of the date given, August 2, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution of or reference to this deck following August 2, 2023 does not constitute re-affirming guidance by Remitly. Non-GAAP Financial Measures A reconciliation of GAAP to non-GAAP financial measures has been provided in the Appendix included in this presentation. An explanation of these measures is also included in the Appendix within this presentation under the heading “Non-GAAP Financial Measures.” We have not provided a quantitative reconciliation of forecasted Adjusted EBITDA to forecasted GAAP net income (loss) or to forecasted GAAP income (loss) before income taxes within this presentation because we cannot, without unreasonable effort, calculate certain reconciling items with confidence due to the variability, complexity and limited visibility of the adjusting items that would be excluded from forecasted Adjusted EBITDA. These items include but are not limited to income taxes and stock-based compensation expense, which are directly impacted by unpredictable fluctuations in the market price of our common stock. The variability of these items could have a significant impact on our future GAAP financial results.

August 2023 / © 2023 Remitly Inc. 2Q Strategic Overview 3 Matt Oppenheimer Co-Founder & CEO

Strong execution on strategic and financial goals provides opportunity to make key investments to drive long-term growth

Investment Priorities	Demonstrating Investment Success	Additional High Return Opportunities
New customer acquisition	• Highly efficient new customer acquisition (>6x LTV/CAC in 2Q23 and 58% revenue CAGR since 2Q20) • Multi-year focus on delivering on promises to customers paying off; driving word of mouth	• Current exceptionally strong unit economics support additional high return investments • New channels and targeted brand investments
Geographical expansion	• Strong global growth from multi-year geographic expansion strategy (~$200m Rest of World annualized revenue, up 120% y/y in 2Q23)	• Continued expansion to enable multi-year market leading growth
Remittance product enhancements	• Deliver a premium and trusted customer experience • Faster transactions, improved customer support and better unit costs due to direct integrations	• Reinvent international payments to make nearly all transactions instant and frictionless
Complementary new products	• Scalable technology platform to enable launch of multiple new products	• Deliver new products to drive higher long-term customer value

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August 2023 / © 2023 Remitly Inc.

August 2023 / © 2023 Remitly Inc. 2Q23 Revenue $234m 49% Y/Y 5 *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. Strong 2Q results continue track record of execution 2Q23 Profitability ($19m) GAAP Net Loss $20m Adjusted EBITDA*

August 2023 / © 2023 Remitly Inc. Customer behavior continues to be resilient Investments in premium product and marketing driving loyalty and market share gains Record new customer acquisition at compelling unit economics 6 Quarterly Active Customers (thousands) Strong new customer acquisition and high retention 3,419 5,033 3,818 +47% YoY 4,188 4,559 1.6m increase

August 2023 / © 2023 Remitly Inc. 7 Integrated Campaigns Word of mouth Brand awareness Effective localized marketing at scale CAC Efficiencies Delivering peace of mind drives efficient marketing and propels growth Increased creative velocity

August 2023 / © 2023 Remitly Inc. 8 ~4,800 corridors ~4.0b bank accounts +460k cash pickup locations ~1.2b mobile wallets Data as of 6/30/23. https://mapchart.net/world.html 4Q22: {"groups":{"#cc3333":{"label":"","paths":["United_States","Philippines","India","Mexico","Guatemala"," El_Salvador","Honduras","Colombia","Ecuador","Nicaragua","Peru","Dominican_Republic","Vietnam ","Nigeria","Argentina","Bolivia","Brazil","Chile","Costa_Rica","Paraguay","Uruguay","Ethiopia","Keny a","South_Africa","Pakistan","Panama","Tunisia","Rwanda","Senegal","Morocco","Albania","Nepal"," Bangladesh","Indonesia","Romania","Malaysia","Thailand","Poland","Algeria","Bulgaria","Croatia","Sr i_Lanka","Haiti","Ghana","Czechia","Egypt","Jamaica","Uganda","China","South_Korea","Moldova"," Ukraine","Armenia","Tanzania","Cote_d_Ivoire","Cameroon","Guyana","Georgia","Israel","Suriname" ,"Lithuania","Montenegro","Laos","Cambodia","Cyprus","Greece","Kosovo","North_Macedonia","Uzb ekistan","Benin","Togo","Gabon","Kyrgyzstan","Jordan","Bahamas","Gambia","Guinea","Sierra_Leon e","Burundi","Myanmar","Zambia","Malawi","Fiji","Estonia","Madagascar","Slovakia","Japan","Sloveni a","Latvia","Malta","Andorra","Monaco","Iceland","Zimbabwe","Equatorial_Guinea","Guinea_Bissau", "Samoa","Congo","Mauritius","Kazakhstan","Mozambique","Bosnia_and_Herzegovina","Djibouti","M ongolia","Botswana","Cabo_Verde","Azerbaijan","Bhutan","Namibia","Turkmenistan","Liberia","DR_ Congo","Tajikistan","Lebanon","Eritrea","Mauritania","France","Brunei","Dominica","Trinidad_and_To bago","Antigua_and_Barbuda","Luxembourg","Timor_Leste","Saudi_Arabia","Hong_Kong","Lesotho" ,"Hungary","Qatar","Oman","Bahrain","Papua_New_Guinea","Kuwait","Belize","Switzerland","Solom on_Islands","Puerto_Rico","Serbia","Somalia","Vanuatu","Ireland","Türkiye","Germany","Austria","Fin land","Belgium","Italy","Spain","Netherlands","Norway","Denmark","Sweden","Portugal","Canada","A ustralia","United_Kingdom","Singapore","New_Zealand"]}},"title":"","hidden":["Prince_Edward_Island _CA","New_Brunswick_CA","Ontario_CA","British_Columbia_CA","Alberta_CA","Saskatchewan_CA ","Manitoba_CA","Quebec_CA","Yukon_CA","Nunavut_CA","Newfoundland_and_Labrador_CA","No rthwest_Territories_CA","Nova_Scotia_CA","USA_Wisconsin","USA_Montana","USA_Minnesota","U SA_Washington","USA_Idaho","USA_North_Dakota","USA_Michigan","USA_Maine","USA_Ohio","U SA_New_Hampshire","USA_New_York","USA_Vermont","USA_Pennsylvania","USA_Arizona","US A_California","USA_New_Mexico","USA_Texas","USA_Alaska","USA_Louisiana","USA_Mississippi" ,"USA_Alabama","USA_Florida","USA_Georgia","USA_South_Carolina","USA_North_Carolina","US A_Virginia","USA_Washington_DC","USA_Maryland","USA_Delaware","USA_New_Jersey","USA_C onnecticut","USA_Rhode_Island","USA_Massachusetts","USA_Oregon","USA_Hawaii","USA_Utah" ,"USA_Wyoming","USA_Nevada","USA_Colorado","USA_South_Dakota","USA_Nebraska","USA_K ansas","USA_Oklahoma","USA_Iowa","USA_Missouri","USA_Illinois","USA_Kentucky","USA_Arkan sas","USA_Tennessee","USA_West_Virginia","USA_Indiana","Scotland","Wales","England","Norther n_Ireland"],"background":"#fff","borders":"#000","legendFont":"Century Gothic","legendFontColor":"#000","legendBgColor":"#00000000","areBordersShown":true,"defaultCo lor":"#d1dbdd","labelsColor":"#6a0707","strokeWidth":"medium","areLabelsShown":true,"usaStatesS hown":false,"canadaStatesShown":false,"splitUK":false,"legendPosition":"bottom_left","legendSize":" medium","legendStatus":"show","scalingPatterns":true,"legendRowsSameColor":true,"legendColum nCount":1} Updated 4Q22: {"groups":{"#cc3333":{"label":"","paths":["United_States","Philippines","I ndia","Mexico","Guatemala","El_Salvador","Honduras","Colombia","Ecu ador","Nicaragua","Peru","Dominican_Republic","Vietnam","Nigeria","Ar gentina","Bolivia","Brazil","Chile","Costa_Rica","Paraguay","Uruguay","E thiopia","Kenya","South_Africa","Pakistan","Panama","Tunisia","Rwand a","Senegal","Morocco","Albania","Nepal","Bangladesh","Indonesia","Ro mania","Malaysia","Thailand","Poland","Algeria","Bulgaria","Croatia","Sri _Lanka","Haiti","Ghana","Czechia","Egypt","Jamaica","Uganda","China" ,"South_Korea","Moldova","Ukraine","Armenia","Tanzania","Cote_d_Ivoi re","Cameroon","Guyana","Georgia","Israel","Suriname","Lithuania","Mo ntenegro","Laos","Cambodia","Cyprus","Greece","Kosovo","North_Mace donia","Uzbekistan","Benin","Togo","Gabon","Kyrgyzstan","Jordan","Ba hamas","Gambia","Guinea","Sierra_Leone","Burundi","Myanmar","Zamb ia","Malawi","Fiji","Estonia","Madagascar","Slovakia","Japan","Slovenia" ,"Latvia","Malta","Andorra","Monaco","Iceland","Zimbabwe","Equatorial_ Guinea","Guinea_Bissau","Samoa","Congo","Mauritius","Kazakhstan"," Mozambique","Bosnia_and_Herzegovina","Djibouti","Mongolia","Botswa na","Cabo_Verde","Azerbaijan","Bhutan","Namibia","Turkmenistan","Lib eria","DR_Congo","Tajikistan","Lebanon","Eritrea","Mauritania","France" ,"Brunei","Dominica","Trinidad_and_Tobago","Antigua_and_Barbuda"," Luxembourg","Timor_Leste","Saudi_Arabia","Hong_Kong","Lesotho","H ungary","Qatar","Oman","Bahrain","Papua_New_Guinea","Kuwait","Beli ze","Switzerland","Solomon_Islands","Puerto_Rico","Serbia","Somalia"," Vanuatu","Ireland","Türkiye","Germany","Austria","Finland","Belgium","It aly","Spain","Netherlands","Norway","Denmark","Sweden","Portugal","C anada","Australia","United_Kingdom","Singapore","New_Zealand","Gre enland","French_Guiana"]}},"title":"","hidden":["Prince_Edward_Island_ CA","New_Brunswick_CA","Ontario_CA","British_Columbia_CA","Albert a_CA","Saskatchewan_CA","Manitoba_CA","Quebec_CA","Yukon_CA", "Nunavut_CA","Newfoundland_and_Labrador_CA","Northwest_Territori es_CA","Nova_Scotia_CA","USA_Wisconsin","USA_Montana","USA_M innesota","USA_Washington","USA_Idaho","USA_North_Dakota","USA _Michigan","USA_Maine","USA_Ohio","USA_New_Hampshire","USA_ New_York","USA_Vermont","USA_Pennsylvania","USA_Arizona","USA _California","USA_New_Mexico","USA_Texas","USA_Alaska","USA_Lo uisiana","USA_Mississippi","USA_Alabama","USA_Florida","USA_Geor gia","USA_South_Carolina","USA_North_Carolina","USA_Virginia","US A_Washington_DC","USA_Maryland","USA_Delaware","USA_New_Jer sey","USA_Connecticut","USA_Rhode_Island","USA_Massachusetts"," USA_Oregon","USA_Hawaii","USA_Utah","USA_Wyoming","USA_Nev ada","USA_Colorado","USA_South_Dakota","USA_Nebraska","USA_K ansas","USA_Oklahoma","USA_Iowa","USA_Missouri","USA_Illinois"," USA_Kentucky","USA_Arkansas","USA_Tennessee","USA_West_Virgi nia","USA_Indiana","Scotland","Wales","England","Northern_Ireland"],"b ackground":"#fff","borders":"#000","legendFont":"Century Gothic","legendFontColor":"#000","legendBgColor":"#00000000","areBo rdersShown":true,"defaultColor":"#d1dbdd","labelsColor":"#6a0707","str okeWidth":"medium","areLabelsShown":true,"usaStatesShown":false,"c anadaStatesShown":false,"splitUK":false,"legendPosition":"bottom_left", "legendSize":"medium","legendStatus":"show","scalingPatterns":true,"le gendRowsSameColor":true,"legendColumnCount":1} +170 countries & territories Direct partnerships are increasing and becoming easier with scale Opportunity to integrate with emerging instant payment networks Scale creating flywheel for lower transaction and customer support costs while improving the customer experience Scaled and high quality global network delivers for our customers

August 2023 / © 2023 Remitly Inc. Strong global growth and diversifying revenue mix 2Q 2022 v. 2Q 2023 Revenue Mix 9 2Q 2022 2Q 2023 $117m 77% CAGR USA Canada Rest of World $19m $22m $159m $27m $48m YoY Growth 36% 44% 120%

August 2023 / © 2023 Remitly Inc. 10 Building customer trust at scale Consistent Reliability Platform Availability 99.99%1 1. Remitly internal data for 2Q 2023. 2. Disbursement speed reflects the time between when Remitly has the customer funds and when the funds are successfully disbursed (e.g., completed or available for pickup) 3. App Store and Google Play ratings for the Remitly App as of 6/30/23. 4.9X iOS App Store rating3 (~1.2M reviewers) 4.8X Android Google Play rating3 (~650k reviewers) Improving Speed >92% of customer transactions disbursed in less than an hour1,2

August 2023 / © 2023 Remitly Inc. Incredible opportunity to drive even more customer loyalty 11 Solving complementary problems to the remittance problem we’re already solving Increased customer value Long-term customer engagement Highly defensible competitive advantage

August 2023 / © 2023 Remitly Inc. Vision To transform the lives of immigrants and their families by providing the most trusted financial services on the planet. 12

August 2023 / © 2023 Remitly Inc. 13 2Q Financial Results Hemanth Munipalli CFO

August 2023 / © 2023 Remitly Inc. 2Q — Continued strong execution SCALE 5.0m 47% growth in quarterly active customers over 2Q 2022 $9.6b 38% growth in send volume over 2Q 2022 REVENUE $234m 49% growth in revenue over 2Q 2022 14 PROFITABILITY ($19m) GAAP Net Loss $20m Adjusted EBITDA* *Adjusted EBITDA is a non-GAAP measure. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix.

August 2023 / © 2023 Remitly Inc. 1. Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense non-GAAP marketing expense, and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. 2Q23 Year-over-Year Change Performance Drivers Macro Factors Revenue Growth 49% ● Strong active customer growth ● Higher smaller dollar transaction intensity ● Geographic expansion diversifying revenue ● Relatively weaker USD vs developing market currencies Transaction Expense as a % of Revenue 440 bps ● Reducing costs across pay in and disbursement network as we scale ● Continue advances in our approach to fraud prevention Non-GAAP Marketing Expense as a % of Revenue1 520 bps ● Brand awareness and word of mouth effects ● Sustaining CAC efficiencies ● Improved localization at scale ● Consistent advertising environment Non-GAAP Other Operating Expenses as a % of Revenue1 15 ● Focus on expense discipline and scale benefits ● Benefit from one time indirect tax adjustment ● Investments in high ROI initiatives such as remittance product enhancements and complementary new products 2Q 2023 benefited from strong performance G&A 190 bps T&D 100 bps CS 150 bps ● Increasing automation and product improvements

August 2023 / © 2023 Remitly Inc. 16 Deliver Scale Efficiencies in Other Opex1 Strong Revenue Growth Note: $ in millions. 1) Marketing expense and other operating expenses are non-GAAP measures. Other operating expenses include non-GAAP customer support and operations expense, non-GAAP general and administrative expense non-GAAP marketing expense, and non-GAAP technology and development expense. Please see reconciliation of non-GAAP measures to the most comparable GAAP measures in the Appendix. YoY % Growth 42% 40% 41% 50% 49% Drive Marketing Efficiency1 % of Revenue 26% 24% 21% 20% 21% % of Revenue 39% 41% 38% 36% 34% Improve Transaction Expense % of Revenue 39% 37% 38% 41% 36% Four key focus areas to drive sustainable, long-term returns

August 2023 / © 2023 Remitly Inc. Raising 2023 Outlook Strong revenue growth and scale efficiencies enabling higher returns Key 2023 Assumptions ● Macro and FX environment stable to 2Q23 ● Moderating growth in operating expenses vs 2022 ● Normalizing competitive advertising market ● Opportunity to make high return investments for the long-term $915m-$925m 2023E Revenue 40% to 42% YoY growth — $33m-$40m 2023E Adjusted EBITDA 17 Note: We expect to remain in a GAAP net-loss position in 2023. This guidance is only effective as of the date given, August 2, 2023, and will not be updated or affirmed unless and until we publicly announce updated or affirmed guidance. Distribution or reference of this deck following August 2, 2023 does not constitute re-affirming guidance.

August 2023 / © 2023 Remitly Inc. Q & A 18

August 2023 / © 2023 Remitly Inc. “ Anna Remitly user since 2022 Sends money from United States to UgandaI was recommended to this app by my friend who loves it. It is fast and easy to use. 19

August 2023 / © 2023 Remitly Inc. Appendix 20

August 2023 / © 2023 Remitly Inc. Some of the financial information and data contained in this presentation, such as Adjusted EBITDA and non-GAAP operating expenses, have not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). We regularly review our key business metrics and non-GAAP financial measures to evaluate our performance, identify trends affecting our business, prepare financial projections, and make strategic decisions. We believe that these key business metrics and non-GAAP financial measures provide meaningful supplemental information for management and investors in assessing our historical and future operating performance. Adjusted EBITDA and non-GAAP operating expenses are key output measures used by our management to evaluate our operating performance, inform future operating plans, and make strategic long-term decisions, including those relating to operating expenses and the allocation of internal resources. Remitly believes that the use of Adjusted EBITDA and non-GAAP operating expenses provides additional tools to assess operational performance and trends in, and in comparing Remitly’s financial measures with, other similar companies, many of which present similar non-GAAP financial measures to investors. Remitly’s non-GAAP financial measures may be different from non-GAAP financial measures used by other companies. The presentation of non-GAAP financial measures is not intended to be considered in isolation or as a substitute for, or superior to, financial measures determined in accordance with GAAP. Because of the limitations of non-GAAP financial measures, you should consider the non-GAAP financial measures presented herein in conjunction with Remitly’s financial statements and the related notes thereto. Please refer to the non-GAAP reconciliations in this presentation for a reconciliation of these non-GAAP financial measures to the most comparable financial measure prepared in accordance with GAAP. We calculate Adjusted EBITDA as net loss adjusted by (i) interest (income) expense, net, (ii) (benefit) provision for income taxes, (iii) noncash charge of depreciation and amortization, (iv) gains and losses from the remeasurement of foreign currency assets and liabilities into their functional currency, (v) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, (vi) noncash stock-based compensation expense, net, and (vii) certain transaction and integration costs associated with acquisitions. We calculate non-GAAP operating expenses as our GAAP operating expenses adjusted by (i) noncash stock-based compensation expense, net, (ii) noncash charges associated with our donation of common stock in connection with our Pledge 1% commitment, as well as (iii) certain transaction and integration costs associated with acquisitions. We calculate revenue growth on a constant currency basis by translating current period GAAP revenue from foreign currency denominated subsidiary revenue at an exchange rate consistent with the prior period's average monthly rates, and then comparing it to the prior period reported GAAP revenue. Fluctuations in the United States Dollar compared to foreign currency resulted in a decrease to revenue of approximately $2.8 million for the three months ended June 30, 2023, when compared to foreign currency rates in the prior period. On a constant currency basis, revenue would have been up 51% as compared to the same quarter in the prior year. 21 Non-GAAP Financial Measures

August 2023 / © 2023 Remitly Inc. Reconciliation of operating expenses to non-GAAP operating expenses (in thousands) 2Q 2023 1Q 2023 4Q 2022 3Q 2022 2Q 2022 Customer support and operations $21,483 $19,931 $19,239 $18,142 $16,855 Excluding: Stock-based compensation expense, net 419 205 220 226 277 Non-GAAP customer support and operations $21,064 $19,726 $19,019 $17,916 $16,578 Marketing $53,600 $44,123 $43,163 $43,337 $43,849 Excluding: Stock-based compensation expense, net 4,727 2,983 3,363 3,352 2,765 Non-GAAP marketing $48,873 $41,140 $39,800 $39,985 $41,084 Technology and development $54,309 $49,376 $42,883 $36,178 $36,083 Excluding: Stock-based compensation expense, net 18,588 16,631 15,461 13,238 13,649 Non-GAAP technology and development $35,721 $32,745 $27,422 $22,940 $22,434 General and administrative $39,490 $41,408 $34,895 $35,504 $37,509 Excluding: Stock-based compensation expense, net 11,466 9,415 8,369 8,929 15,850 Excluding: Donation of common stock - - - 1,972 - Excluding: Transaction costs 316 1,173 1,077 2,385 - Non-GAAP general and administrative $27,708 $30,820 $25,449 $22,218 $21,659 22 Non-GAAP Reconciliation

August 2023 / © 2023 Remitly Inc. 23 Non-GAAP Reconciliation Reconciliation of net loss to Adjusted EBITDA (in thousands) 2Q 2023 1Q 2023 4Q 2022 3Q 2022 2Q 2022 Net loss ($18,850) ($28,314) ($19,395) ($33,069) ($38,245) Add: Interest (income) expense, net (776) (1,635) (1,947) (1,070) (107) (Benefit) provision for income taxes (143) 370 (434) 287 662 Depreciation and amortization 3,187 3,029 1,854 1,843 1,510 Foreign exchange (gain) loss 1,482 1,505 (1,090) (1,815) (1,687) Donation of common stock - - - 1,972 - Stock-based compensation expense, net 35,200 29,234 27,413 25,745 32,541 Transaction costs 316 1,173 1,077 2,385 - Adjusted EBITDA $20,416 $5,362 $7,478 ($3,722) ($5,326) Revenue $234,033 $203,865 $191,032 $169,259 $157,255 Adjusted EBITDA margin 8.7% 2.6% 3.9% (2.2%) (3.4%) Note: Adjusted EBITDA margin is defined as Adjusted EBITDA divided by revenue.

August 2023 / © 2023 Remitly Inc. Thank you.